July 29, 2025 Acquisition of the Piedmont Natural Gas Tennessee LDC business Exhibit 99.2

This presentation contains “forward looking statements,” including Spire Inc. (“Spire”) management’s guidance regarding the impact of the proposed transaction on Spire, including the potential impact on earnings per share and the return on equity and other potential economic benefits to Spire. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact, including statements about beliefs and expectations, are forward-looking statements. Forward-looking statements may be identified by words such as, but not limited to: “estimates,” “expects,” “projects,” “anticipates,” “intends,” “targets,” “plans,” “forecasts,” “may,” “likely,” “would,” “should,” “anticipated,” and similar expressions. Actual outcomes or results could differ materially from the forward-looking statements as a result of changes in circumstances, assumptions not being realized or other risks, uncertainties and other factors, including but not limited to, conditions to the completion of the transaction, such as receipt of required regulatory clearances not being satisfied; closing of the transaction being delayed or not occurring at all; the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the purchase agreement; the inability of Spire to obtain financing; Spire being unable to achieve the anticipated benefits of the transaction; the acquired assets not performing as expected; Spire assuming unexpected risks, liabilities and obligations of the acquired assets; significant transaction costs associated with the transaction; the risk that disruptions from the transaction will harm the businesses, including current plans and operations; the ability to retain and/or hire key personnel; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; and other factors relating to the operations and financial performance discussed in Spire’s filings with the SEC. Although the forward-looking statements contained in this presentation are based on estimates and assumptions that management believes are reasonable, various uncertainties and risk factors may cause future performance or results to be different than those anticipated. More complete descriptions and listings of these uncertainties and risk factors can be found in our Annual Report on Form 10-K for the year ended September 30, 2024, and in subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K. You should consider all risks, uncertainties and other factors identified above and in those SEC reports carefully when evaluating the forward-looking statements in this release. Spire cannot assure you that the future results reflected in or implied by any such forward-looking statement will be realized or, even if substantially realized, will have the forecasted or expected consequences and effects for or on our operations or financial performance. Such forward-looking statements are made based on information available as of the date of this presentation, and Spire undertakes no obligation to revise or update such statements to reflect subsequent events or circumstances, except as otherwise required by securities and other applicable laws. This presentation also includes references to “adjusted earnings” or “adjusted earnings per share,” which are non-GAAP measures used internally by management when evaluating Spire’s performance and results of operations. Internal non-GAAP operating metrics should not be considered as an alternative to, or more meaningful than, GAAP measures such as operating income, net income or earnings per share. Reconciliation of adjusted earnings to net income and other non-GAAP measures referenced in the presentation are contained in our SEC filings. Note: Years shown in this presentation are fiscal years ended September 30. Investor Relations contact: Megan L. McPhail Managing Director, Investor Relations 314-309-6563 | Megan.McPhail@SpireEnergy.com Forward-looking statements and use of non-GAAP measures Spire | Acquisition of the Piedmont Natural Gas Tennessee LDC business | July 29, 2025

Acquisition summary Acquisition of the Piedmont Natural Gas Tennessee LDC business from Duke Energy for $2.48 billion on a cash-free, debt-free basis; represents 1.5´ 2026E rate base Strategic acquisition that expands regulated utility footprint Diversifies and de-risks growth in a highly constructive regulatory environment Shared services platform is well-positioned to integrate business while maintaining a strong focus on customers, community and employees Accretive acquisition and supportive of long-term 5-7% adjusted earnings per share growth and long-term dividend growth Spire | Acquisition of the Piedmont Natural Gas Tennessee LDC business | July 29, 2025

Strategic rationale Expands regulated utility footprint Strategic acquisition that expands regulated utility footprint in a high-quality jurisdiction Significantly increases scale of regulated business, adding $1.6 billion1 of rate base and ~205,000 customers Diversifies and de-risks growth Robust growth of Tennessee Piedmont Natural Gas business driven by new customer additions and system modernization spend, complementing Spire’s existing capital plan focused on pipeline replacement Tennessee is a constructive regulatory environment with rate setting mechanisms in place to encourage investment in the system Strong focus on customers, community and employees Aligned focus on safe, reliable and efficient service Builds on shared values of active civic engagement and community support Shared services platform is well-positioned to integrate business Financial benefits Increases five-year capital plan by >25% Proven shared services model will lead to efficiencies across the Spire organization Accretive and supportive of long-term 5-7% adjusted EPS growth Cash flow supports investment, shareholder value and growing dividends 12026E. Spire | Acquisition of the Piedmont Natural Gas Tennessee LDC business | July 29, 2025

Transaction terms Transaction and purchase price Acquiring 100% of the Piedmont Natural Gas Tennessee business from Duke Energy $2.48 billion enterprise value on a cash-free, debt-free basis, subject to customary closing adjustments Purchase price represents 1.5´ 2026E rate base Financing plan Financing supported by bridge facility with BMO Capital Markets Corp. for entire purchase price Permanent financing plan consistent with Spire’s current credit ratings and will include a balanced mix of debt, equity and hybrid securities Evaluating the sale of non-utility assets, such as natural gas storage facilities, as a potential source of funds Required approvals Tennessee Public Utility Commission (TPUC) Hart-Scott-Rodino review Other customary closing conditions Timing Filing for TPUC approval within 45 days Acquisition expected to close in Q1 of calendar 2026 Spire | Acquisition of the Piedmont Natural Gas Tennessee LDC business | July 29, 2025

Nashville Gas utility territories Spire STL Pipeline Spire MoGas Pipeline St. Louis Kansas City Birmingham TENNESSEE MISSOURI MISSISSIPPI ALABAMA Hattiesburg Mobile Spire’s expanded utility footprint Spire | Acquisition of the Piedmont Natural Gas Tennessee LDC business | July 29, 2025

Adding a premier gas utility to Spire's portfolio

Piedmont Natural Gas serves as the largest investor-owned utility in Tennessee and operates in the Nashville metro area, one of the fastest-growing regions in the U.S.

~$1.6 billion
2026E rate base

9.8% | 49.33%
ROE[1] | Equity layer[1]

~11%
Historical rate base CAGR (2013-2024)

~205,000
Customers[1]

~3,800
System miles

91%
Residential customers



TENNESSEE
Nashville
Piedmont Natural Gas TN business territories
Natural gas basin
Receipt / delivery points
Interstate gas pipelines
Robertson
Sumner
Trousdale
Cheatham
Nashville
Davidson
Dickson
Wilson
Williamson
Rutherford

[1]As of December 31, 2024; Rates from most recent Annual Rate Review Mechanism (ARM) (filed May 2024) went into effect in October 2024.

7 Spire | Acquisition of the Piedmont Natural Gas Tennessee LDC business | July 29, 2025

Significantly enhances Spire's scale

	spire	Piedmont Natural Gas Tennessee business	spire *Pro forma*
Rate base	$6.3 billion[1]	$1.6 billion[2]	$7.9 billion (+25%)
Five-year capital plan (2025E-2029E)	$3.5 billion	$0.9 billion	$4.4 billion (+26%)
Customers	~1,741,000	~205,000	~1,946,000 (+12%)
Miles of pipe	~63,000	~3,800	~66,800 (+6%)

[1]*Reflects MO rate base as of May 31, 2025, filed in latest rate case; other utilities reflect net plant included in 2024 commission filings.*
[2]*Reflects 2026E.*

8 Spire | Acquisition of the Piedmont Natural Gas Tennessee LDC business | July 29, 2025

Jurisdictional diversity and utility-focused portfolio (2) Utility Rate base by state1 EBITDA by segment2 Pro forma regulated content increases further above 90% Piedmont Natural Gas Tennessee business Source: Company disclosures. Note: Southeast Utilities include Alabama, Gulf and Mississippi. 1Reflects MO rate base as of May 31, 2025, filed in latest rate case; other utilities reflect net plant included in 2024 commission filings. 2FY 2024. Spire | Acquisition of the Piedmont Natural Gas Tennessee LDC business | July 29, 2025

Nashville is a dynamic metropolitan area The Nashville metro area is amongst the fastest growing areas in the U.S., with steady population growth ~3´ the national average and low unemployment rates supporting continued economic development Supported by a diverse set of industries – home to corporate headquarters for HCA Healthcare, Nissan North America, Bridgestone Americas, Tractor Supply Company and Dollar General; Oracle announced it is moving its headquarters to Nashville Regional growth dynamics are supported by a strong housing market, with access to top national homebuilders that translates into a robust pipeline of new residential customers Population growth 2013-2023 CAGR Real GDP growth 2013-2023 CAGR % of households with annual income >$100k 2023A Source: St. Louis FRED Economic Data, Nashville Area Chamber of Commerce, Leidos. Spire | Acquisition of the Piedmont Natural Gas Tennessee LDC business | July 29, 2025

Supportive regulatory environment Constructive and highly rated regulatory environment Tennessee ranked “Above Average / 3” by Regulatory Research Associates (RRA) Strong and established regulatory framework in place to encourage investment in natural gas infrastructure Supportive business environment in Tennessee Consistently ranked among the most business-friendly environments Strong legislative support of natural gas, including law ensuring fuel choice Established Annual Rate Review Mechanism (ARM) framework supports continued growth Annual true-up mechanism allows for regular rate updates Supports capital investment to support growing service territory Protects against other changing costs Positive framework underpinned by Piedmont Natural Gas and its track record of excellence Consistently ranks as a leader in customer service by Net Promoter Score (NPS) and organizations such as J.D. Power Spire | Acquisition of the Piedmont Natural Gas Tennessee LDC business | July 29, 2025

Adds to existing, constructive jurisdictions

	Spire Alabama and Spire Gulf	Tennessee	Spire Mississippi	Spire Missouri
RRA ranking	Above Average / 1	Above Average / 3	Above Average / 3	Average / 2
Rate setting mechanism	Rate stabilization and equalization (RSE) – forward test year	ARM – historical, with annual true-up mechanism	Rate stabilization adjustment (RSA) – formula ratemaking	Historical test year – future test year after July 2026[1]
Rate filing deadline	Annual filing by Oct. RSE reset Oct. 2026	The ARM filing date shall be no later than May 20 of each year	Annual filing by Sept.	Filed Nov. 2024[2]
Infrastructure rider				Infrastructure System Replacement Surcharge
Cost control incentive	Cost Control Measure			
Weather normalization	✓	✓	✓	✓
Purchased gas rider	✓	✓	✓	✓
Pension / OPEB tracker				✓
Property tax tracker				✓
Energy efficiency tracker				✓

[1]*The passage of Senate Bill 4 in April 2025 will allow for future test year ratemaking for rate cases filed after July 2026.*
[2]*Agreement in principle reached in early July 2025.*

12 Spire | Acquisition of the Piedmont Natural Gas Tennessee LDC business | July 29, 2025

1For the five-year period of 2025-2029. Supportive of long-term 5-7% adjusted EPS growth and growing dividends ü Combined investment opportunities $4.4 billion over five years1 ü Proven track record of gas utility integration ü Shift in business mix provides diversification and lowers risk ü Increases scale and expands regulated utility footprint in a high-quality jurisdiction ü Highly strategic acquisition for Spire ü Transformative acquisition Spire | Acquisition of the Piedmont Natural Gas Tennessee LDC business | July 29, 2025